Exhibit 99.2

Levitt Corporation
Consolidated Statements of Financial Condition — Unaudited
(In thousands except share data)

	September 30,	December 31,
	2004	2003
Assets

Cash and cash equivalents	$109,746	35,965
Restricted cash	2,525	3,384
Notes receivable	5,729	5,163
Inventory of real estate	428,304	257,556
Investments in real estate joint ventures	1,550	4,106
Investment in Bluegreen Corporation	80,752	70,852
Other assets	23,531	15,034
Deferred tax asset, net	—	654

Total assets	$652,137	392,714

Liabilities and Shareholders’ Equity

Accounts payable and accrued liabilities	$54,002	39,987
Customer deposits	52,945	52,134
Current income tax payable	244	1,024
Notes and mortgage notes payable	210,777	111,625
Notes and mortgage notes payable to affiliates	49,128	61,618
Development bonds payable	441	850
Deferred tax liability, net	4,871	—

Total liabilities	372,408	267,238

Minority interest in consolidated joint venture	(40)	24

Shareholders’ equity:
Preferred stock, $0.01 par value Authorized: 5,000,000 shares Issued and outstanding: no shares	—	—
Common stock, Class A, $0.01 par value Authorized: 50,000,000 and no shares Issued and outstanding: 18,597,166 and 13,597,166 shares, respectively	186	136
Common stock, Class B, $0.01 par value Authorized: 10,000,000 shares Issued and outstanding: 1,219,031 and 1,219,031 shares, respectively	12	12
Additional paid-in capital	182,313	67,855
Retained earnings	97,025	57,020
Accumulated other comprehensive income	233	429

Total shareholders’ equity	279,769	125,452

Total liabilities and shareholders’ equity	$652,137	392,714

Levitt Corporation
Consolidated Statements of Operations — Unaudited
(In thousands, except per share data)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2004	2003	2004	2003
Revenues:
Sales of real estate	$133,373	64,930	374,426	184,933
Title and mortgage operations	1,164	607	3,473	1,588

Total revenues	134,537	65,537	377,899	186,521

Costs and expenses:
Cost of sales of real estate	98,992	46,487	276,333	135,162
Selling, general and administrative expenses	17,299	10,210	50,234	28,712
Interest expense, net	178	—	236	249
Other expenses	3,594	379	4,988	1,047
Minority interest	(50)	(22)	(26)	127

Total costs and expenses	120,013	57,054	331,765	165,297

	14,524	8,483	46,134	21,224

Earnings from Bluegreen Corporation	5,790	3,350	10,651	5,156
(Loss) earnings from real estate joint ventures	(25)	(16)	5,712	(98)
Interest and other income	1,979	663	3,306	1,930

Income before income taxes	22,268	12,480	65,803	28,212
Provision for income taxes	8,608	4,819	25,401	10,891

Net income	$13,660	7,661	40,402	17,321

Earnings per common share:
Basic	$0.69	0.52	2.23	1.17
Diluted	$0.66	0.50	2.18	1.14

Weighted average common shares outstanding:
Basic	19,816	14,816	18,083	14,816
Diluted	19,872	14,816	18,127	14,816

LEVITT CORPORATION AND SUBSIDIARIES
Summary of Selected Financial Data (unaudited)

	As of or for the Three Months Ended
(dollars in thousands, except per share and average price data)	9/30/2004	6/30/2004	3/31/2004	12/31/2003	9/30/2003
Consolidated Operations:
Revenues from sales of real estate	$133,373	142,530	98,523	98,125	64,930
Cost of sales of real estate	98,992	107,676	69,665	74,269	46,487

Margin (a)	$34,381	34,854	28,858	23,856	18,443
Earnings from Bluegreen Corporation	$5,790	2,775	2,086	2,277	3,350
Selling, general & administrative expenses	$17,299	18,888	14,047	13,299	10,210
Net income	$13,660	13,687	13,055	9,499	7,661

Basic earnings per share	$0.69	0.70	0.88	0.64	0.52
Diluted earnings per share (b)	$0.66	0.68	0.87	0.63	0.50
Average shares outstanding	19,816,197	19,596,417	14,816,197	14,816,197	14,816,197
Diluted shares outstanding	19,872,025	19,638,094	14,852,182	14,816,197	14,816,197

Key Performance Ratios:
S, G & A expense as a percentage of total revenues	12.9%	13.1%	14.1%	13.4%	15.6%
Return on average shareholders’ equity, annualized (d)	26.1%	27.0%	37.8%	32.1%	25.9%
Ratio of debt to shareholders’ equity	93.1%	85.6%	125.1%	138.8%	129.5%
Ratio of debt to total capitalization	48.2%	46.1%	55.6%	58.1%	56.4%
Ratio of net debt to total capitalization	27.9%	22.1%	40.8%	46.1%	43.9%

Homebuilding Operations (e):
Revenues from sales of real estate	$112,431	125,005	78,664	87,150	52,516
Cost of sales of real estate	88,499	98,856	61,475	67,999	41,201

Margin (a)	$23,932	26,149	17,189	19,151	11,315
Margin percentage (c)	21.3%	20.9%	21.9%	22.0%	21.5%
New orders (units)	357	534	474	473	739
New orders ($)	$87,194	134,036	130,124	115,924	170,016
Construction starts	461	783	701	488	465
Homes delivered	534	576	341	392	247
Average selling price of homes delivered	$211,000	217,000	231,000	222,000	213,000
Backlog of homes (units)	2,175	2,352	2,186	2,053	1,972
Backlog of homes ($)	$528,281	553,518	510,231	458,771	429,997

Land Development Operations (f):
Revenues from sales of real estate	$19,683	37,288	19,321	10,019	12,414
Cost of sales of real estate	10,085	15,702	7,968	5,878	5,197

Margin (a)	$9,598	21,586	11,353	4,141	7,217
Margin percentage (c)	48.8%	57.9%	58.8%	41.3%	58.1%
Acres sold	133	492	294	69	57
Inventory of real estate (acres) (g)	8,384	8,517	4,574	4,868	4,937
Inventory of real estate ($)	$123,867	114,202	43,594	46,470	50,159
Acres subject to firm sales contracts	711	801	1,268	1,433	871
Acres subject to firm sales contracts (sales value)	$58,657	71,089	97,482	103,174	62,506

Consolidated Balance Sheet Data:
Cash	$109,746	118,971	45,851	35,965	36,045
Inventory of real estate	$428,304	383,999	268,410	257,556	234,854
Investment in Bluegreen Corporation	$80,752	75,678	72,496	70,852	63,583
Total assets	$652,137	611,104	418,729	392,714	356,523
Total debt	$260,346	228,578	172,906	174,093	162,585
Total liabilities	$372,408	344,197	280,432	267,238	230,750
Shareholders’ equity	$279,769	266,945	138,238	125,452	125,523

(a)	Margin is calculated as sales of real estate minus cost of sales of real estate.
(b)	Diluted earnings per share takes into account the dilution in earnings we recognize from Bluegreen as a result of outstanding securities issued by Bluegreen that enable the holders thereof to acquire shares of Bluegreen’s common stock.
(c)	Margin percentage is calculated by dividing margin by sales of real estate.
(d)	Calculated by dividing net income by average shareholders’ equity. Average shareholders’ equity is calculated by averaging beginning and end of period shareholders’ equity balances.
(e)	Excludes joint ventures. Backlog includes all homes subject to sales contracts.
(f)	Includes land sales to Homebuilding division, if any. These inter-company transactions are eliminated in consolidation.
(g)	Includes estimated net saleable acres of 5,500 as of 9/30/2004.

LEVITT AND SONS
Homebuilding Communities
As of: 9/30/04

		Type of	Sales	Planned	Closed		Sold	Net Units
Community	Location	Community	Started	Units (a)	Units	Inventory	Backlog	Available
Currently in Development
Cascades — St. Lucie West (b)	Port St. Lucie, FL	Active Adult	2000	1,158	909	249	221	28
Summit Greens	Clermont, FL	Active Adult	2000	770	580	190	164	26
Bellaggio	Boynton Beach, FL	Active Adult	2001	537	457	80	75	5
Cascades — Estero	Ft. Myers, FL	Active Adult	2002	614	333	281	133	148
Cascades — Sarasota	Sarasota, FL	Active Adult	2003	453	—	453	246	207
Cascades — Tradition (b)	Port St. Lucie, FL	Active Adult	2005 Q1*	1,200	—	1,200	—	1,200
Cascades — World Golf Village	St. John’s County, FL	Active Adult	2005 Q1*	450	—	450	—	450
Cascades — Hawk’s Haven	Ft. Myers, FL	Active Adult	2005 Q2*	570	—	570	—	570

	Total Active Adult			5,752	2,279	3,473	839	2,634

Avalon Park	Orlando, FL	Family	2002	806	238	568	397	171
Magnolia Lakes (b)	Port St. Lucie, FL	Family	2002	479	248	231	219	12
Regency Hills	Clermont, FL	Family	2002	265	149	116	110	6
Summerport	Windermere, FL	Family	2003	481	100	381	351	30
Riomar	Sarasota, FL	Family	2004	154	—	154	20	134
Hartwood Reserve	Clermont, FL	Family	2004 Q4*	325	—	325	—	325
Hunter’s Creek	Orange County, FL	Family	2004 Q4*	112	—	112	—	112

	Total Family			2,622	735	1,887	1,097	790

	Total Currently in Development			8,374	3,014	5,360	1,936	3,424

Properties Under Contract to be Acquired (c)
	Florida	Active Adult	2004 Q4*	999	—	999	—	999
	Florida	Active Adult	2005 Q2*	900	—	900	—	900
	Georgia	Active Adult	2005 Q2*	765	—	765	—	765

	Total Active Adult			2,664	—	2,664	—	2,664

	Florida	Family	2005 Q3*	216	—	216	—	216
	Florida	Family	2005 Q3*	370	—	370	—	370

	Total Family			586	—	586	—	586

	Total Properties Under Contract			3,250	—	3,250	—	3,250

	Total Properties			11,624	3,014	8,610	1,936	6,674

* Estimated sales commencement date.

(a) Actual number of units may vary from original project plan due to engineering and architectural changes.

(b) Acquired or under contract to be acquired from Core Communities

(c) There can be no assurance that current property contracts will be consummated.

BOWDEN HOMES
Homebuilding Communities
As of: 9/30/04

		Type of	Sales	Planned	Closed		Sold	Net Units
Community	Location	Community	Started	Units (a)	Units	Inventory	Backlog	Available
Currently in Development (includes optioned lots)
Lexington Crossing	Olive Branch, MS	Family	1999	104	94	10	6	4
Pinnacle Point	Memphis, TN	Family	1999	185	153	32	12	20
South Pointe	Memphis, TN	Family	2001	93	58	35	30	5
Fox Creek, Sec. C	Olive Branch, MS	Family	2002	54	33	21	11	10
Mid-Summer Commons	Memphis, TN	Family	2002	174	120	54	41	13
Riggins Hills	Memphis, TN	Family	2002	65	29	36	7	29
Sycamore Trace	Memphis, TN	Family	2002	218	91	127	12	115
Carlton Ridge	Cordova, TN	Family	2003	56	19	37	6	31
Concord Estates	Memphis, TN	Family	2003	150	9	141	11	130
Hidden Meadows	Arlington, TN	Family	2003	58	55	3	2	1
Hidden Springs	Oakland, TN	Family	2003	12	9	3	—	3
Kirby Farms	Cordova, TN	Family	2003	134	125	9	5	4
Morning Woods	Memphis, TN	Family	2003	27	8	19	1	18
Princeton Hills	Memphis, TN	Family	2003	133	36	97	36	61
Shelby Place	Cordova, TN	Family	2003	118	62	56	7	49
Carlysle Place, ph. 1	Cordova, TN	Family	2004	78	—	78	2	76
Kelsey Point	Millington, TN	Family	2004	51	—	51	21	30
Laurel Tree	Memphis, TN	Family	2004	57	—	57	15	42
Savannah, ph. 1	Hendersonville, TN	Family	2004	6	1	5	1	4
Sutton Place	Cordova, TN	Family	2004	138	17	121	10	111
Whitten Forest	Memphis, TN	Family	2004	67	5	62	3	59

	Total Family			1,978	924	1,054	239	815

	Total Currently in Development			1,978	924	1,054	239	815

Properties Under Contract to be Acquired (b)
	Tennessee	Family	2004 Q4*	110	—	110	—	110
	Tennessee	Family	2004 Q4*	42	—	42	—	42
	Tennessee	Family	2005 Q1*	45	—	45	—	45
	Tennessee	Family	2005 Q1*	46	—	46	—	46
	Tennessee	Family	2005 Q4*	121	—	121	—	121
	Tennessee	Family	2005 Q4*	66	—	66	—	66
	Tennessee	Family	2006 Q4*	21	—	21	—	21

	Total Family			451	—	451	—	451

	Total Properties Under Contract			451	—	451	—	451

	Total Properties			2,429	924	1,505	239	1,266

*	Estimated sales commencement date.

(a)	Actual number of units may vary from original project plan due to engineering and architectural changes.

(b)	There can be no assurance that current property contracts will be consummated.